SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[X]          Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[  ]           Soliciting Material Under Rule 14a-12

ModusLink Global Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

Clinton Spotlight Master Fund, L.P.
Clinton Magnolia Master Fund, Ltd.
Clinton Group, Inc.
George E. Hall
Gregory P. Taxin
Seth E. Gardner

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]           No fee required.

[   ]           Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 9, 2013

MODUSLINK GLOBAL SOLUTIONS, INC.
__________________________

PROXY STATEMENT

OF

CLINTON SPOTLIGHT MASTER FUND, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED YELLOW PROXY CARD TODAY

This Proxy Statement and the enclosed YELLOW proxy card are being furnished by Clinton Spotlight Master Fund, L.P. ("Spotlight Fund"), its affiliate Clinton Magnolia Master Fund, Ltd. ("Magnolia"), its investment manager Clinton Group, Inc. ("CGI"), Mr. George E. Hall, the President of CGI ("Mr. Hall" and together with Spotlight Fund, Magnolia, and CGI, "Clinton," "we" or "us") and its nominees listed below in connection with the solicitation of proxies (the "Proxy Solicitation") from the stockholders of ModusLink Global Solutions, Inc. ("ModusLink" or the "Company").

For the reasons set forth in this proxy statement, we do not believe that the current board of directors of the Company (the "Board") is acting in the best interests of the Company's stockholders.  We are therefore seeking your support at the upcoming annual meeting of stockholders (the "Annual Meeting"), scheduled to be held at [_____], on [____], 2013 at [  ]:[  ] [ ].m., Eastern time, for the following (each, a "Proposal" and, collectively, the "Proposals"):

1.
To elect Clinton’s slate of two director nominees, Gregory P. Taxin and Seth E. Gardner (the "Nominees" and together with Clinton, the "Participants"), to serve as Class I directors until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified, in opposition to the Company’s Class I director nominees and any other individuals nominated for election as directors of the Company at the Annual Meeting;

2.	To amend the Company’s Restated Certificate of Incorporation to declassify the Board;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

5.	To transact such other business that may properly come before the Annual Meeting.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as [  ], 2013 (the “Record Date”).  The mailing address of the principal executive offices of the Company is 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were [ ] shares of Common Stock, par value $0.01 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting.  As of the date of this filing, Clinton, together with the other participants in this Proxy Solicitation, beneficially owns 1,345,000 shares of Common Stock, which represents approximately 3.07% of the outstanding Common Stock (based upon the 43,841,342 shares outstanding as of November 26, 2012, as reported in the Company's Proxy Statement (as defined herein)).  We intend to vote such shares of Common Stock FOR the election of the Nominees, FOR the amendment to the Company’s Restated Certificate of Incorporation to declassify the Board, AGAINST the advisory vote on executive compensation and FOR the ratification of the appointment of KPMG LLP, as described herein.

According to SEC filings, representatives of Handy & Harman Ltd. ("HNH") and Peerless Systems Corporation ("Peerless") have each proposed their own director nominees for election at the Annual Meeting.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER THIRD PARTY.  THE PARTICIPANTS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS, WHICH THE PARTICIPANTS ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS PROXY SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED YELLOW PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

CLINTON URGES YOU TO SIGN, DATE AND RETURN THE YELLOW PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT OF THE COMPANY OR BY ANY OTHER THIRD PARTY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF CLINTON'S NOMINEES, FOR THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CLASSIFY THE BOARD, AGAINST THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS AND FOR THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, BY SIGNING, DATING AND RETURNING THE ENCLOSED YELLOW PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO CLINTON GROUP, INC., C/O [                ], WHICH IS ASSISTING IN THIS PROXY SOLICITATION, OR TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

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IMPORTANT
PLEASE READ THIS CAREFULLY

If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed YELLOW proxy card in the postage-paid envelope provided.

If you hold your shares of Common Stock in "street" name with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to vote in favor of the Proposals. Please follow the instructions to proxy provided on the enclosed YELLOW proxy card. If your bank, broker firm, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed YELLOW proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to [Clinton Spotlight Master Fund, L.P., c/o Clinton Group, Inc., 9 West 57th Street, 26th Floor, New York, New York, 10019], so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote on the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to vote even if you sell your shares of Common Stock after the Record Date.

If you take no action, you will in effect be rejecting the Proposals. Abstentions and any "broker non-votes" will have the same effect as rejecting the Proposals.

If you have any questions regarding your YELLOW proxy card or need assistance in executing your proxy, please contact [     ].

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INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by Spotlight Fund, a Cayman Islands exempted limited partnership; Magnolia, a Cayman Islands exempted company; CGI, a Delaware corporation, which serves as the investment manager to the Spotlight Fund and Magnolia; Mr. Hall, a United States citizen, who serves as President of CGI; and each of the Nominees, Gregory P. Taxin and Seth E. Gardner.

The principal business of Spotlight Fund and Magnolia is to invest in securities, the principal business of CGI is to provide investment management services to funds, private individuals and institutions and the principal business of Mr. Hall is to serve as President of CGI.  The principal business of each Nominee is disclosed in the section titled "PROPOSAL 1 – ELECTION OF DIRECTORS" on page [●].

The principal business address of Clinton is 9 West 57th Street, 26th Floor, New York, New York 10019.  The principal business address of each Nominee is disclosed in the section titled "PROPOSAL 1 – ELECTION OF DIRECTORS" on page [●].

As of the date of this filing, the Participants beneficially own an aggregate of 1,345,000 shares of Common Stock, constituting approximately 3.07% of the shares of Common Stock outstanding, as follows: (i) Spotlight Fund may be deemed the beneficial owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of 60,000 shares of Common Stock, or approximately 0.14% of the outstanding shares of Common Stock, (ii) Magnolia may be deemed the beneficial owner of 1,285,000 shares of Common Stock, or approximately 2.93% of the outstanding shares of Common Stock, (iii) CGI may be deemed the beneficial owner of the 1,345,000 shares of Common Stock owned by Spotlight Fund and Magnolia, or approximately 3.07% of the outstanding shares of Common Stock, and (iv) Mr. Hall may be deemed the beneficial owner of the 1,345,000 shares of Common Stock owned by Spotlight Fund and Magnolia, or approximately 3.07% of the outstanding shares of Common Stock. No Nominee owns beneficially or of record any securities of the Company. Please see Annex I for all transactions in Common Stock effectuated by the Participants during the past two years.

The Participants may be deemed to have formed a "group," within the meaning of Section 13(d)(3) of the Exchange Act.  Collectively, the group may be deemed to have voting control over a combined 1,345,000 shares of Common Stock, constituting approximately 3.07% of the outstanding shares of Common Stock.

Except as set forth in this proxy statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this  Proxy Solicitation directly or indirectly beneficially owns any securities of ModusLink; (iii) no Participant owns any securities of ModusLink which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of ModusLink during the past two years; (v) no part of the purchase price or market value of the securities of ModusLink owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of ModusLink, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of ModusLink; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of ModusLink; (ix) no Participant or any of his its associates was a party to any transaction, or series of similar transactions, since the beginning of ModusLink’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which ModusLink or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by ModusLink or its affiliates, or with respect to any future transactions to which ModusLink or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this proxy statement. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to ModusLink or any of its subsidiaries or has a material interest adverse to ModusLink or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

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REASONS FOR OUR SOLICITATION

We believe owning stock in ModusLink has been a disappointment for many investors. Our objective is to put independent directors on the Board who can help the Company execute a strategy that will lead to a turnaround in financial performance and realization of ModusLink’s potential.  Two other large investors, HNH and Peerless, have also nominated their own individuals for election to the Board. We believe this demonstrates the widespread stockholder dissatisfaction with ModusLink’s performance and the current members of the Board.

Certainly, as both HNH and Peerless have noted, the financial and stock performance of the Company has been weaker than any stockholder (or the Company itself) expected. As noted,

●	Revenues have declined from $1.1 billion in fiscal year 2007 to $877 million in fiscal 2011, while operating income fell from $14.8 million to a loss of $35.0 million over that same period; and

●	In the five years ending December 31, 2012, the price of Common Stock declined by 77.5% relative to a gain of 12.7% for the Russell 2000 Index. (Source: Capital IQ)

In addition to disappointing operating and stock price performance, the Company has failed to take advantage of various financial and tax attributes that it possesses, such as its net operating loss tax carryforwards. We believe that these assets, if put to use appropriately, could create more value for stockholders than the existing operating business. However, the Board has not adopted a strategy for using these assets for the benefit of stockholders.

If elected at the Annual Meeting, our Nominees, who would represent a minority of the Board, would seek to work with the other Board members to promptly address these operational issues as well as seek to put to proper use to the Company’s financial and tax attributes. Our Nominees will, subject to their fiduciary duties as directors, endeavor to work with the other members of the Board to take the necessary steps to reverse the Company’s poor performance and focus on establishing a profitable business in an effort to maximize stockholder value.

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BACKGROUND OF THE PROXY SOLICITATION

We initially invested in ModusLink in the summer of 2011 because we believed the stock was undervalued and represented a potentially profitable investment opportunity.  We recognized that the Company had been underperforming, but believed that the Company had assets that could be put to work to create value for stockholders.

Over the past 18 months, we have sought to work constructively with the Board and management team of the Company to enhance stockholder value. Among other things, we have provided suggestions and input regarding the use of the Company’s financial and tax attributes, offered to make a primary investment in the Company, offered to seed the creation of a new business venture that would be majority (or wholly) owned by the Company and identified potential candidates who were willing serve on the Board to assist the Company.

In September and October 2011, we provided the management team with several presentations outlining our views of the value of the various assets owned by ModusLink. We also provided examples for ways we believed the Company could increase stockholder value through various transactions, including acquisitions of companies with significant taxable cash flow.

When the Company announced its strategic review process in November 2011, we indicated our interest in providing the Company with a proposal. On March 7, 2012, pursuant to the Company's formal strategic review process, Clinton submitted an initial proposal for a transaction with the Company involving an investment by Clinton in the Company at a significant premium.

On March 26, 2012, we executed a non-disclosure agreement with the Company and received access to a data room containing detailed information about the Company. We also attended a management presentation.

On May 23, 2012, Clinton submitted a final proposal, in accordance with the procedures adopted by the Company, for an investment in the Company at a significant premium. This proposal involved a series of transactions that assumed the Company would first sell its logistics business.

Based on feedback from the Company’s advisors, on May 31, 2012, we submitted an alternative proposal to the Company that involved Clinton purchasing 8.5 million shares of Common Stock from the Company at a price of $4.90.

On June 6, 2012, we provided an additional proposal in conjunction with two other parties for a comprehensive series of transactions involving the Company’s logistics business and other assets.

We subsequently had a series of discussions with the Company’s advisors, executives and Board members. We were told that the Company had elected to pursue another direction and our access to the data room was terminated.

On October 22, 2012, we submitted to the Company our notice of intention to nominate individuals for election to the Board of the Company at the Annual Meeting.

After further discussions with the Company, we submitted an additional investment proposal on October 26, 2012. While we have had several conversations about our latest proposal, we have reached no understanding or agreement with the Company with respect to that proposal.

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PROPOSAL 1 – ELECTION OF DIRECTORS

The Company has a classified Board, which currently consists of two Class I directors, three Class II directors, and two Class III directors.  According to the Company's preliminary proxy statement filed in connection with the Annual Meeting, the terms of two Class I directors expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our Nominees in opposition to the Company’s two Class I director nominees and any individuals nominated by HNH, Peerless or any other third party.  Your vote to elect our Nominees will have the legal effect of replacing the two incumbent Class I directors with the Nominees.  If elected, such Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance stockholder value.

If successful in our Proxy Solicitation, then the Board will be composed of the Nominees and incumbent directors Virginia G. Breen, Edward E. Lucente, Joseph M. O'Donnell, Jeffrey J. Fenton and Jeffrey S. Wald. There is no assurance that any incumbent director will serve as a director if any of our Nominees are elected to the Board. You should refer to the Company's proxy statement on Schedule 14A, filed with the SEC on [___], 2013, in connection with the 2012 Annual Meeting (the "Company's Proxy Statement") for the names, background, qualifications and other information concerning Ms. Breen and Messrs. Lucente, O'Donnell, Fenton and Wald, and the other incumbent directors.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships
Gregory P. Taxin 9 West 57th Street 26th Floor New York, NY 10019	43

Greg Taxin is a Managing Director of CGI, where he has served since June 2012. Prior to joining Clinton, Mr. Taxin was the Managing Member of Spotlight Advisors (and its predecessors), an investment advisor focused on activist equity investments since 2007. Prior to Spotlight, from February 2003 through May 2007, Mr. Taxin was the co-founder and Chief Executive Officer of Glass, Lewis & Co., an independent research firm that assists institutional investors in making more informed investment and proxy voting decisions by uncovering business, legal, governance and financial statement risk at public companies. Prior to co-founding Glass Lewis, Mr. Taxin was an investment banker. He provided advice to public and private companies, assisting in raising billions of dollars in capital and in mergers and acquisitions worth billions of dollars, principally in the technology and telecommunications industry. Mr. Taxin was a Managing Director at Banc of America Securities, where he served from October 2001 through November 2002, Director of Epoch Partners, where he served from January 2000 through July 2001, and a Vice President at Goldman, Sachs & Co., where he served from July 1997 through January 2000. Mr. Taxin is an attorney and practiced with Wachtell, Lipton, Rosen & Katz from June 1994 through June 1997.

Mr. Taxin serves on the Board of Directors of Ionetix Corporation, a cyclotron design firm, and the ProCure Cancer Foundation, a non-profit focused on aiding patients undergoing proton therapy treatment, where he has served since 2010.

Mr. Taxin received a JD degree from Harvard Law School in 1994 and an AB degree from the University of California, Berkeley in 1990.

Mr. Taxin's qualifications as director include his experience as an attorney, investment banker and chief executive and his expertise in finance, business and corporate governance.

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Seth E. Gardner 254 E 68th Street, Suite 6A New York, NY 10065	45
Seth Gardner formerly served as the founding Executive Director of the Center for Financial Excellence at Duke University’s Fuqua School of Business in Durham, North Carolina from 2009 to 2012. From 2003 to 2009, Mr. Gardner worked at Cerberus Capital Management, L.P. in New York City, where he was a Managing Director in the private equity group. Mr. Gardner was responsible for sourcing, evaluating, structuring and negotiating private equity investments. He also spearheaded, planned and implemented (with company management) operational and financial restructurings of portfolio companies across a wide range of industries, including financial services, retail, transportation and automotive. During 2008 and 2009, he played critical and lead roles in connection with the U.S. Government’s financial rescues of Chrysler and Chrysler Financial, which were controlled by Cerberus. From 1995 to 2003, Mr. Gardner was an associate at Wachtell, Lipton, Rosen & Katz, a New York City law firm.

Mr. Gardner served as a director on the boards of several portfolio companies including Chrysler Financial, a former auto finance company, from 2007-2009, Tower Automotive, an automotive parts supplier, from 2008-2009 and Scottish Re Group, a reinsurance company, from 2008-2009.

Mr. Gardner received his BA degree from Duke University in 1989. He also received a MBA degree from The Fuqua School of Business and a JD degree from Duke Law School in 1994.

Mr. Gardner's qualifications as director include his previous experience as an investor and Board member and his experience in devising and implementing operational strategies for various companies and his expertise in finance and restructurings.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of ModusLink.  If elected, each of the Nominees will be considered an independent director of ModusLink under the Company's Corporate Governance Guidelines, under applicable NASDAQ rules and under Item 407(a) of Regulation S-K.

Mr. Gardner has entered into a nominee agreement pursuant to which CGI has agreed to pay the costs of soliciting proxies, and to defend and indemnify him against, and with respect to, any losses that may be incurred by him in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election.  Mr. Gardner does not  receive any compensation under the nominee agreement and will not receive any compensation from Clinton or its affiliates for his services as a director of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company's then-established practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a nominee in this proxy statement and has confirmed his or her willingness to serve on the Board if elected.  Clinton does not expect that any of the Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Nominees should occur unexpectedly, the shares of Common Stock represented by the YELLOW proxy card will be voted for a substitute candidate selected by Clinton.  If Clinton determines to add nominees, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Clinton will supplement this proxy statement.

WE URGE YOU TO VOTE YES TO PROPOSAL 1.

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PROPOSAL 2 – APPROVAL OF THE AMENDMENT TO THE COMPANY’S RESTATED
CERTIFICATE OF INCORPORATION

As discussed in further detail in the Company’s Proxy Statement, the Company is submitting for stockholder approval an amendment to the Company’s Restated Certificate of Incorporation that would phase in the declassification of the Board.  The proposed amendment eliminates the classification of the Board over a three-year period, provides for the annual election of all directors beginning at the 2015 annual meeting of stockholders and makes certain conforming changes to the Company’s Restated Certificate of Incorporation and the Bylaws.

Although we strongly believe that the Company’s declassification Proposal should de-stagger the Board and provide for the annual election of all directors beginning immediately at the Annual Meeting, we believe that the Company’s Proposal, as it stands, is nonetheless preferable to maintaining the current classification of the Board.  We therefore intend to vote our shares of Common Stock in favor of this Proposal, approval of which requires the affirmative vote of seventy-five percent (75%) of the outstanding shares of Common Stock entitled to vote.

WE URGE YOU TO VOTE YES TO PROPOSAL 2.

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PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company's Proxy Statement, the Company is providing stockholders with the opportunity to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company's Proxy Statement.  This Proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures in [the Company’s] proxy statement.”

As an advisory vote, this Proposal is not binding on the Company or the Board.  However, the Company’s Compensation Committee may value the opinions expressed by its stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.  Approval of this Proposal requires the affirmative vote of a majority of the votes cast.

WE URGE YOU TO VOTE NO TO PROPOSAL 3.

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PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

According to the Company's Proxy Statement, the Audit Committee of the Board has appointed KPMG LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2013.  The Audit Committee recommends that the Company's stockholders vote for ratification of such appointment.  If the stockholders do not ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

Approval of this Proposal requires the affirmative vote of a majority of the votes cast.

WE URGE YOU TO VOTE YES TO PROPOSAL 4.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote.  Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, including the Company' s Proxy Statement, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed YELLOW proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, FOR the amendment to the Company’s Restated Certificate of Incorporation to declassify the Board, AGAINST the advisory vote on executive compensation, FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

According to the Company's Proxy Statement, the current Board intends to nominate two candidates, Gregory P. Taxin and Seth E. Gardner, for election as Class I directors at the Annual Meeting.  This proxy statement is soliciting votes to elect only our Nominees.  Accordingly, the enclosed YELLOW proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s, or any other third party’s, nominees.  The Participants intend to vote all of their shares of Common Stock in favor of the Nominees.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

According to the Company's Proxy Statement, the presence of a majority of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum.

Abstentions and broker non-votes will be considered shares “present and entitled to vote” for the purpose of determining whether a quorum exists.  A “broker non-vote” occurs when a custodian does not vote on a particular Proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question.

With respect to the election of directors, the advisory vote on executive compensation and the ratification of the appointment of the independent registered accounting firm, abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of these Proposals.  With respect to the Proposal to declassify the Board, abstentions and any “broker non-votes” will have the same effect as votes cast against this Proposal.

 VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company's Proxy Statement, the two nominees for Director receiving the highest vote totals will be elected as directors of the Company.  Withheld votes will have no impact on the election of directors.

Declassification of Board ─ According to the Company's Proxy Statement, approval of the amendment to the Company’s Restated Certificate of Incorporation to declassify the Board (Proposal No. 2) will require the affirmative vote of seventy-five percent (75%) of the outstanding shares of Common Stock entitled to vote.

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Advisory Vote on Executive Compensation and Ratification Of Independent Registered Public Accounting Firm ─ According to the Company's Proxy Statement, approval of the advisory vote on executive compensation (Proposal No. 3) and ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 4) will each require the affirmative vote of a majority of the votes cast on such Proposal.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED YELLOW PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Solicitation is being made by Clinton and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Clinton will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Clinton has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Clinton will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by Clinton. Costs of this solicitation are currently estimated to be approximately $200,000.

Clinton has retained [  ](“Proxy Solicitor”) to provide solicitation and advisory services in connection with this solicitation. The Proxy Solicitor will receive a fee not to exceed [$ ], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by CGI against certain liabilities and expenses, including certain liabilities under the federal securities laws.  The Proxy Solicitor will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  It is anticipated that Proxy Solicitors will employ approximately [ ] persons to solicit ModusLink’s stockholders as part of this solicitation. The Proxy Solicitor does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a "participant" in this Proxy Solicitation.

Important Notice Regarding the Availability of this Proxy Statement

This proxy statement and all other solicitation materials in connection with this Proxy Solicitation are available on the Internet, free of charge, at [________].

Information Concerning ModusLink

Clinton has omitted from this proxy statement certain disclosure required by applicable law to be included in the Company's Proxy Statement.  Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company's directors, nominees and management; certain stockholders' beneficial ownership of more than 5% of the Company's voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2013 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting.  Clinton takes no responsibility for the accuracy or completeness of information contained in the Company's Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.  Although Clinton does not have any knowledge indicating that any statement contained herein is untrue, we do not take responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of Clinton, or for any failure of the Company to disclose events that may affect the significance or accuracy of such information.

Conclusion

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating and returning the enclosed YELLOW proxy card today.

14

Thank you for your support,

CLINTON SPOTLIGHT MASTER FUND, L.P.
CLINTON MAGNOLIA MASTER FUND, LTD.
CLINTON GROUP, INC.
GEORGE E. HALL
GREGORY P. TAXIN
SETH E. GARDNER

[_________], 2013

15

ANNEX I

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF MODUSLINK GLOBAL SOLUTIONS, INC. DURING THE PAST TWO YEARS

The following tables set forth all transactions affected during the past two years by the Participants with respect to securities of the Company. As of the date of hereof, Magnolia and Spotlight Fund are the only Participants, and the only entities referred to in this Annex I, that own of record or beneficially securities of the Company.  The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business.

MAGNOLIA

Trade Date	Amount Acquired (Sold)

01-Jun-11	8,000
01-Jun-11	22,679
12-Jul-11	(22,974)
13-Jul-11	(7,705)
30-Aug-11	1,000
14-Sep-11	70,006
14-Sep-11	5,000
15-Sep-11	34,105
15-Sep-11	5,000
27-Sep-11	(10,297)
04-Oct-11	(96,000)
13-Oct-11	78,000
14-Oct-11	10,000
14-Oct-11	8,523
24-Oct-11	(100,000)
24-Oct-11	(5,337)
23-Feb-12	5,0001
23-Feb-12	5,000
23-Feb-12	45,000
24-Feb-12	10,000
05-Mar-12	(60,000)
20-Apr-12	(5,000)2
15-Jun-12	1,285,000
15-Jun-12	(1,285,000)3
12-Oct-12	1,285,0004
12-Oct-12	(1,285,000)5

1 Represents the acquisition of a call option on such shares at $7.50 per share.

2 Represents the expiration of the call option entered into on February 23, 2012.

3 Represents the sale of a call option with respect to such shares.

4 Represents the expiration of the call option referenced in footnote 3.

5 Represents the sale of a call option with respect to such shares.

16

SPOTLIGHT FUND

Trade Date	Amount Acquired (Sold)

05-Mar-12	60,000

CLINTON SPECIAL OPPORTUNITIES MASTER FUND, LTD., a Cayman Islands exempt company

Trade Date	Amount Acquired (Sold)

13-Sep-11	8,500
13-Sep-11	32,844
11-Oct-11	(17,982)
17-Oct-11	(19,800)
18-Oct-11	(3,562)

[FORM OF PROXY CARD]

PRELIMINARY COPY – SUBJECT TO COMPLETION

PROXY OF STOCKHOLDERS OF MODUSLINK GLOBAL SOLUTIONS, INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2012 ANNUAL MEETING OF STOCKHOLDERS:

THIS PROXY SOLICITATION IS BEING MADE BY CLINTON SPOTLIGHT MASTER FUND, L.P., CLINTON MAGNOLIA MASTER FUND, LTD., , CLINTON GROUP, INC. AND GEORGE E. HALL (COLLECTIVELY, "CLINTON"), TOGETHER WITH GREGORY P. TAXIN AND SETH E. GARDNER (COLLECTIVELY, THE "NOMINEES")

The undersigned appoints [                                                                  ] and [                                  ], and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Stockholders of the Company scheduled to be held at [], on [  ], 2013, at [  ]:[   ] [ ].m., Eastern time (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Clinton a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 4 AND “AGAINST” PROPOSAL 3

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

1.	THE ELECTION OF GREGORY P. TAXIN AND SETH E. GARDNER TO SERVE AS CLASS I DIRECTORS ON THE BOARD.

☐	☐	☐
For All Nominees	Withhold Authority to Vote for all Nominees	For all Nominees Except

INSTRUCTIONS:  IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW.  YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S).  ____________________________________________________________________________________________________________________

2.	TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD:

☐	☐	☐
FOR	AGAINST	ABSTAIN

3.	TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS:

☐	☐	☐
FOR	AGAINST	ABSTAIN

4.	TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:

☐	☐	☐
FOR	AGAINST	ABSTAIN

IN THE ABSENCE OF WITHHOLDING OF VOTES OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY PROXIES TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:	2013

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY CLINTON AND THE NOMINEES AND NOT ON BEHALF OF THE COMPANY.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.